N O R T H E R N T R U S T C O R P O R A T I O N EXHIBIT 99.1

Northern Trust Corporation

Service Expertise Integrity

Goldman Sachs Financial Services Conference

The Conrad Hotel, New York December 4, 2012

Frederick H. Waddell

Chairman & Chief Executive Officer

© 2012 Northern Trust Corporation

northerntrust.com

Forward Looking Statement

This presentation may include forward-looking statements such as statements that relate to Northern Trust’s financial goals, capital adequacy, dividend policy, expansion and business development plans, risk management policies, anticipated expense levels and projected profit improvements, business prospects and positioning with respect to market, demographic and pricing trends, strategic initiatives, re-engineering and outsourcing activities, new business results and outlook, changes in securities market prices, credit quality including reserve levels, planned capital expenditures and technology spending, anticipated tax benefits and expenses, and the effects of any extraordinary events and various other matters (including developments with respect to litigation, other contingent liabilities and obligations, and regulation involving Northern Trust and changes in accounting policies, standards and interpretations) on Northern Trust’s business and results. These statements speak of Northern Trust’s plans, goals, targets, strategies, beliefs, and expectations, and refer to estimates or use similar terms. Actual results could differ materially from those indicated by these statements because the realization of those results is subject to many risks and uncertainties.

Our 2011 annual report and periodic reports to the SEC contain information about specific factors that could cause actual results to differ, and you are urged to read them. Northern Trust disclaims any continuing accuracy of the information provided in this presentation after today.

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Northern Trust Corporation

A Highly Focused Business Model

Founded in 1889, Northern Trust is a global leader in asset servicing, asset management, wealth management and banking for personal and institutional clients.

Pension funds Individuals Fund managers Families Insurance Family offices Foundations Family foundations & endowments Endowments Privately held Sovereign businesses wealth funds

As of September 30, 2012

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Personal Financial Services

Leading advisor to affluent market

AUM $184 Billion

AUC $429 Billion

Corporate & Institutional Services

Leading global custodian

AUC $4.3 Trillion

AUM $566 Billion

Northern Trust Global Investments

Leading asset manager for personal & institutional clients

AUM $750 Billion

Operations & Technology

Integrated global operating platform

Serving personal and institutional clients

$1.6 Billion in technology spending 2009-2011

Personal Financial Services

Comprehensive Approach to Serving the Affluent Market

Cash flow analysis Financial Debt management Planning Tax planning

Retirement planning

Comprehensive investment capabilities Investment Custom asset allocation Management Broad menu of outside managers

Brokerage services

Private and Deposit services Business Custom financing Banking Stock option lending

Wealth transfer planning Trust & Estate Trust and estate services Services Philanthropic advisory services

Securities custody

Family education and governance

Advisory

Family business

Services

Non-financial asset management

Customized investment objectives

Foundation and and strategic asset allocation

Institutional

Manager selection and oversight

Advisors

Asset servicing and administration

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PFS Assets Under Management ($ Billions)

CAGR +6%

S&P 500 CAGR +2% $174 $184 $148 $154 $145 $135 $132 $117 $110 $104 $94 $88

‘01 ‘02 ‘03 ‘04 ‘05 ‘06 ‘07 ‘08 ‘09 ‘10 ‘11 3Q 2012

Corporate & Institutional Services

Delivering a Broad Range of Solutions

Safekeeping

Settlement

Asset Derivatives and collateral processing Processing Income collection

Corporate actions

Tax reclamation

Fund accounting

Transfer agency

Asset

Corporate secretarial/trustee

Administration

Valuations

Investment operations outsourcing

White label reporting

Valuation analytics

Asset

Performance analytics

Reporting

Risk monitoring and reporting

Trade execution analysis

Cross-border pooling

Trade execution

Asset

Cash management

Enhancement

Securities lending

Foreign exchange

Active

Global index

Investment Investment outsourcing Management Liability driven investing

Multi-manager

Transition management

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C&IS Assets Under Custody ($ Trillions)

CAGR +10%

S&P 500 CAGR +2%

US$ EAFE CAGR +2% $4.3

$3.8 $3.7 $3.9

$3.3 $3.3

$2.7 $2.7

$2.3

$1.9

$1.5

$1.3

‘01 ‘02 ‘03 ‘04 ‘05 ‘06 ‘07 ‘08 ‘09 ‘10 ‘11 3Q 2012

Northern Trust Global Investments

Client Focused, Diversified Investment Manager

Providing diversified asset management solutions, with total assets under management of $750 billion across…

Client Segments Asset Classes Styles

Personal Short

Equities Active $184 Billion Duration Index $354 Billion $348 Billion $229 Billion (47%) (46%) $344 Billion (31%)

Institutional (46%) $566 Billion

Other

$21 Billion Other

Fixed Income Multi-Manager

(3%) $21 Billion $146 Billion $37 Billion (19%) (3%) (5%)

Delivered through Various Structures

Mutual & Exchange Traded Separate Accounts Commingled Funds Funds (ETF)

As of September 30, 2012

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Balance Sheet

Consistently Strong and Conservative

Diversified, High Quality Loan Portfolio

- Relationship-based lending
- Diversified by loan type, including residential real estate (35%), commercial & institutional (25%), commercial real estate (10%)
- Consistent and conservative underwriting standards


0.16%
1.01%
0.98%
1.74%
NCOs to Avg. Loans
NPAs to Loans & REO

High Quality, Short Duration Securities Portfolio

- 91% of Northern Trust's total securities portfolio composed of U.S. Treasury, government sponsored agency and triple-A rated securities
- 93% of Asset-Backed Securities rated triple-A
- The securities portfolio is in a net unrealized gain position
- Average maturity duration of ~2 years and a re-pricing duration of ~1 year

Consistently Outstanding Capital Strength

Northern Trust Corporation

Tier 1 Capital Ratio	12.8%
Total Risk-Based Ratio	14.3%
Leverage Ratio	8.1%
Tier 1 Common Equity	12.3%

Capital Return

- Increased our quarterly dividend to $0.30 per share in 2012
- Repurchased $100 million of common stock YTD in 2012
- We are able to repurchase $140 million more through March 2013 under our current capital plan

As of September 30, 2012
Peer group includes U.S. based banks with assets of more than $50 billion as of December 31, 2011, a group of 18 institutions excluding Northern Trust

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Northern Trust

Impact of the Environment on Profitability and Returns

12.7% Return on Equity

33.1% 10.1% Revenue pressures have

9.5% led to declining margins and returns

26.3% Efforts are underway to

Pre-tax Margin improve profitability in 2012

and beyond a program we call “Driving Performance”

2009

2010

2011

YTD 2012

As of September 30, 2012

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Driving Performance

Improving Profitability and Returns

More than $100MM in pre-tax income improvement has been achieved year-to-date.

We are on track to achieve our 2012 and 2013 targets.

Percent of 2013 Impact

30 – 35% Revenue Fully align value proposition

Unbundle pricing structures

Enhancements

Expand share of relationship

Streamline major business processes 30 – 40% Process Optimize operational footprint Optimization Apply best-in-class procurement practices

Refine service delivery model

5 – 10% Technology Migrate IT resourcing mix

Rationalize overlapping applications

Efficiency

Manage internal end-user demand

Simplify organizational structure 20 – 25% Corporate-wide Align retirement plans with market Initiatives Rationalize real estate

Consolidate banking charters $250 million

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Northern Trust Corporation

Strategically Positioned for Growth

Market Leader in Focused Businesses

Strong History of Organic Growth

Distinctive Financial Strength

Focused on Driving Performance

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N O R T H E R N T R U S T C O R P O R A T I O N

Northern Trust Corporation

Service Expertise Integrity

Goldman Sachs Financial Services Conference

The Conrad Hotel, New York December 4, 2012

Frederick H. Waddell

Chairman & Chief Executive Officer

© 2012 Northern Trust Corporation